S000028760 [Member] Annual Fund Operating Expenses - S000028760 [Member]	Mar. 31, 2026
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	July 31, 2027
C000088095 [Member]
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Expenses (as a percentage of Assets)	0.49%
Fee Waiver or Reimbursement	(0.02%)	[1]
Net Expenses (as a percentage of Assets)	0.47%

[1]	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding interest (but not Fund overdraft charges), brokerage commissions, and infrequent and/or unusual expenses) through July 31, 2027, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.47%.